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                                                                    Exhibit 99.1


                  HANOVER ANNOUNCES NEW CHIEF FINANCIAL OFFICER

      EDISON, NEW JERSEY, APRIL 15, 2005 - Hanover Capital Mortgage Holdings, Inc. (AMEX: HCM), announced that Harold F. McElraft, 60, has joined HCM's management team as the Chief Financial Officer and Treasurer. Mr. McElraft succeeds J. Holly Loux, whose employment with HCM as its Chief Financial Officer and Treasurer ended on April 12, 2005.

Since 2002, Mr. McElraft has been a partner with the New York office of Tatum CFO Partners, LLP, a national firm of career chief financial officers that provides financial solutions to companies of all sizes. Since November 2004, Mr. McElraft was engaged as a consultant to HCM.
From 1998 to 2002, Mr. McElraft served as Department Vice President with Prudential Financial, Inc. in Newark, New Jersey. Mr. McElraft has over twenty-five years of financial management experience in the financial services industry. His financial executive experience includes positions with Lincoln Investment Management, Inc., GNA Corporation, Templeton Funds Management, and AIM Management. He is a certified public accountant and a former Audit Partner with KPMG LLP.

Mr. McElraft will remain a partner in Tatum CFO Partners, LLP, which will allow him access to a variety of professional resources provided by Tatum CFO Partners, LLP to its partners.

 "Harold's experience in financial services and strong accounting background make him a great addition to the Hanover team, as we move toward our goals of raising and employing capital into the prime residential mortgage market," said John A. Burchett, HCM's Chief Executive Officer.

Hanover Capital Mortgage Holdings, Inc. is a mortgage REIT with offices throughout the country staffed by seasoned mortgage capital markets professionals. Hanover invests in mortgage-backed securities and, to a lesser extent, mortgage loans and engages in non-interest income-generating activities through its subsidiaries, HanoverTrade, Inc. and Hanover Capital Partners Ltd. HanoverTrade provides loan sale advisory and traditional loan brokerage services, technology solutions and valuation services. HanoverTrade also brokers loan pools, mortgage servicing rights and other similar assets through an Internet-based exchange. Hanover Capital Partners provides consulting and outsourcing services for third parties, including loan sale advisory services, loan file due diligence reviews, staffing solutions and mortgage assignment and collateral rectification services. For further information, visit Hanover's Web site at www.hanovercapitalholdings.com.

Certain statements in this press release may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Hanover is including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements, to differ materially from future results, performance or achievements. The forward-looking statements are based on Hanover's current belief, intentions and expectations. These statements are not
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guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties that are described in Item 1 of Hanover's Annual Report on Form 10-K for the year ended December 31, 2004 and in other securities filings by Hanover. Hanover's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Hanover undertakes no obligation to update or revise the information contained in this announcement whether as a result of new information, subsequent events or circumstances or otherwise, unless otherwise required by law.

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